Certified Copy

        Annual Returns for Alberta and Extra-Provincial Corp. - Proof of Filing

        Amendment Date: 2000/03/08

             Service Request Number:        1851586
             Corporate Access Number:       207288739
             Legal Entity Name:             DATANET INFORMATION SYSTEMS INC.
             Legal Entity Type:             Alberta Business Corporation
             Legal Entity Status:           Active
             Registration Date:             1997/02/25


        This confirms the Annual Return for 2000 has been filed as of 2000/03/08. Annual returns are outstanding for the 1999 file year(s).

             Director / Shareholder

             Status:                        Active
             Relationship to Legal Entity:  Director
             Individual/Legal Entity Type:  Individual
             Appointment Date:              1111/11/11
             Last Name/Legal Entity Name:   BUDNEY
             First Name:                    BERNARD
             Street/Box Number:             34 ALDERWOOD BLVD
             City:                          ST ALBERTA
             Province:                      ALBERTA
             Postal Code:                   T8N 3Z6
             Resident Canadian:             Y






















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
             Status:                        Active
             Relationship to Legal Entity:  Shareholder
             Individual/Legal Entity Type:  Individual
             Last Name/Legal Entity Name:   BUDNEY
             First Name:                    BERNARD
             Street/Box Number:             34 ALDERWOOD BLVD
             City:                          ST.ALBERT
             Province:                      ALBERTA
             Postal Code:                   T8N 3Z6
             Percent Of Voting Shares:      51

             Status:                        Active
             Relationship to Legal Entity:  Shareholder
             Individual/Legal Entity Type:  Other
             Last Name/Legal Entity Name:   DATANET INFORMATION SYSTEMS INC
             Street/Box Number:             2660 TOWNS GATE RD SUITE 725
             City:                          WESTLAKE VILLAGE
             Province:                      CALIFORNIA
             Postal Code:                   91361
             Percent Of Voting Shares:      49

             REGISTERED ADDRESS
             Street:                        34 ALDERWOOD BLVD
             City:                          ST ALBERT
             Province:                      ALBERTA
             Postal Code:                   T8N 3Z6
             RECORDS ADDRESS
             Street:                        34 ALDERWOOD BLVD
             City:                          ST ALBERT
             Province:                      ALBERTA
             Postal Code:                   T8N 3Z6



             Registration Authorized By:    (BERNIE) DELTA FINANCIAL CORP
                                             SHAREROLDER

















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